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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  September 19, 1997

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                          Borland International, Inc.
               (Exact name of registrant as specified in charter)
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       Delaware                      33-80946           94-2895440
(State or other jurisdiction        (Commission       (IRS Employer
     of incorporation)               File Number)      Identification No.)
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       100 Borland Way, Scotts Valley, California         95066-3249
       (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code   (408) 431-1000
                                                            --------------
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                                Not applicable
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

  On September 19, 1997, Borland International, Inc. ("Borland") and Microsoft Corporation ("Microsoft") announced that they have settled a lawsuit brought by Borland on May 7, 1997, in Santa Clara County, Calif., Superior Court. Details of the terms of the settlement were not disclosed.


ITEM 7.  EXHIBITS.

  (a) Financial statements of business acquired.

             Not applicable.

  (b) Pro forma financial information.

             Not applicable.


(c)    Exhibits.

  Exhibit No.                              Description
  ----------                               -----------


     99.1      Press Release of Borland and Microsoft issued September 19, 1997.



                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BORLAND INTERNATIONAL, INC.



        Date:  September 23, 1997       By:  /s/ Kathleen M. Fischer
                                            ---------------------------
                                                Kathleen M. Fisher



                                       2
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                                 EXHIBIT INDEX


Exhibit No.                           Description
----------                            -----------


 99.1       Press Release of Borland and Microsoft issued September
            19, 1997